                                                                 CONFORMED COPY


         AMENDMENT (this "Amendment"), dated as of October 30, 1998, to the TERM LOAN AGREEMENT dated as of May 29, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), the Syndication Agent, Co-Documentation Agents, Managing Agents and Co-Agents named therein and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Term Loan Agreement upon the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

                  2. Amendments. (a) Section 1 of the Term Loan Agreement is amended by adding the following to the definition of "Consolidated EBITDA" immediately after clause (vii) thereof:

         minus (viii) any cash expenditures during such period to the extent such cash expenditures (x) did not reduce Consolidated Net Income for such period and (y) were applied against reserves that constituted non-cash items which reduced Consolidated Net Income during prior periods,

                  (b) Section 1 of the Term Loan Agreement is amended by adding at the end of the first sentence of the definition of "Consolidated Interest Expense" the following:

         minus, without duplication, any interest income of the Borrower and its Consolidated Subsidiaries on a consolidated basis during such period.

                  (c) Section 1 of the Term Loan Agreement is amended by deleting clause (ii) from the definition of "Consolidated Net Income" and substituting therefor the phrase "(ii) [INTENTIONALLY OMITTED]".

                  (d) Schedules 6.1 and 6.5 of the Term Loan Agreement are hereby amended by replacing such Schedules with new Schedules 6.1 and 6.5 in the forms of Schedules 6.1 and 6.5, respectively, attached to this Amendment.

                  3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which:

                                                                              2
                                                                             TL



                   (a) the Borrower, the Administrative Agent and the Required Lenders shall have duly executed and delivered to the Administrative Agent this Amendment; and

                  (b) the Lenders shall have received the (i) revised audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of December 31, 1997 and December 31, 1996, as adjusted for the accounting irregularities disclosed in the Borrower's amended 1997 Form 10K/A filed with the Securities and Exchange Commission and (ii) unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of March 31, 1998 and June 30, 1998.

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Term Loan Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

                  5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  7. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in
Section 3 of the Term Loan Agreement (other than those set forth in Sections
3.4 and 3.5) shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                                                                              3
                                                                             TL



                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                           CENDANT CORPORATION


                                           By: /s/ Michael Monaco
                                              ---------------------------------
                                              Name:  Michael Monaco
                                              Title: Chief Financial Officer


                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Lender


                                           By: /s/ Carol A. Ulmer
                                              ---------------------------------
                                              Name:  Carol A. Ulmer
                                              Title: Vice President


                                           BANK OF AMERICA NT&SA


                                           By: /s/ Steve A. Aronowitz
                                              ---------------------------------
                                              Name:  Steve A. Aronowitz
                                              Title: Managing Director


                                           BARCLAYS BANK PLC


                                           By: /s/ Karen M. Wagner
                                              ---------------------------------
                                              Name:  Karen M. Wagner
                                              Title: Associate Director

                                                                              4
                                                                             TL



                                           BANK BRUSSELS LAMBERT, NEW YORK
                                            BRANCH

                                           By:
                                              ---------------------------------
                                             Name:
                                             Title:


                                           THE BANK OF NOVA SCOTIA


                                           By: /s/ S. Lockhart
                                              ---------------------------------
                                            Name:  S. Lockhart
                                            Title: Vice President


                                           BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY


                                           By:/s/ William DiNicola
                                              ---------------------------------
                                            Name:  William DiNicola
                                            Title: Attorney-In-Fact


                                           BANQUE NATIONALE DE PARIS, NEW YORK
                                           BRANCH



                                           By:
                                              ---------------------------------
                                             Name:
                                             Title:


                                           By:
                                              ---------------------------------
                                             Name:
                                             Title:

                                                                              5
                                                                             TL



                                           PARIBAS, NEW YORK BRANCH



                                           By: /s/ Sean Reddington
                                              -----------------------------
                                             Name:  Sean Reddington
                                             Title: Vice President


                                           By: /s/ Russell Pomerantz
                                              -----------------------------
                                             Name:  Russell Pomerantz
                                             Title: Vice President


                                           CANADIAN IMPERIAL
                                           BANK OF COMMERCE


                                           By: /s/ Gerald Girardi
                                              -----------------------------
                                             Name:  Gerald Girardi
                                             Title: Executive Director


                                           COMERICA BANK



                                           By: /s/ Kimberly S. Kersten
                                              -----------------------------
                                             Name:  Kimberly S. Kersten
                                             Title: Vice President

                                           CREDIT LYONNAIS NEW YORK BRANCH



                                           By: /s/ Vladimir Labun
                                              -----------------------------
                                             Name:  Vladimir Labun
                                             Title: First Vice President-Manager

                                                                              6
                                                                             TL




                                                CREDIT SUISSE FIRST BOSTON


                                                By: /s/ Bill O'Daly
                                                   ----------------------------
                                                  Name:  Bill O'Daly
                                                  Title: Vice President



                                                By: /s/ Joel Glodowski
                                                   ----------------------------
                                                  Name:  Joel Glodowski
                                                  Title: Managing Director


                                                FIRST UNION NATIONAL BANK


                                                By: /s/ Christopher McLaughlin
                                                   ----------------------------
                                                  Name:  Christopher McLaughlin
                                                  Title: Vice President

                                                FLEET NATIONAL BANK


                                                By: /s/ Marlene K. Haddad
                                                   ----------------------------
                                                  Name:  Marlene K. Haddad
                                                  Title: Vice President

                                                THE FUJI BANK, LIMITED
                                                 NEW YORK BRANCH


                                                By:
                                                   ----------------------------

                                                  Name:
                                                  Title:

                                                                              7
                                                                             TL




                                                 THE INDUSTRIAL BANK OF JAPAN,
                                                 LIMITED  NEW YORK BRANCH


                                                 By:  /s/ Christian Giordano
                                                    ---------------------------
                                                   Name:  Christian Giordano
                                                   Title: Vice President

                                                 MELLON BANK, N.A.


                                                 By: /s/ Donald G. Cassidy, Jr.
                                                    ---------------------------
                                                   Name:  Donald G. Cassidy, Jr.
                                                   Title: First Vice President



                                                 ROYAL BANK OF CANADA


                                                 By: /s/ Sheryl L. Greenberg
                                                    ---------------------------
                                                  Name:  Sheryl L. Greenberg
                                                  Title: Senior Manager

                                                 THE SUMITOMO BANK, LIMITED,
                                                  NEW YORK BRANCH



                                                 By: /s/ J. Bruce Meredith
                                                    ---------------------------
                                                  Name:  J. Bruce Meredith
                                                  Title: Senior Vice President

                                                                              8
                                                                             TL


                                     WELLS FARGO BANK, N.A.


                                     By: /s/ Donald Hartmann
                                        ---------------------------------------
                                       Name:  Donald Hartmann
                                       Title: Senior Vice President


                                     By: /s/ David Hollingsworth
                                        ---------------------------------------
                                       Name:  David HollingsworthFrieda Youlios
                                       Title: Vice President

                                                                   Schedule 6.1

                      Existing Indebtedness and Guarantees


Lease Agreement dated 11/29/91 between Days Inns of America, Inc. and John Hancock Life Insurance Company in the amount of $373,970.

Lease Agreement dated 8/1/93 between Coldwell Banker Corporation and Pitney Bowes in the amount of $22,805.

Lease Agreement dated 6/1/95 between Coldwell Banker Corporation and Xerox Corporation in the amount of $652,331.

Unsecured borrowings by Coldwell Banker Corporation from Wells Fargo Bank in principal amount of $27,000,000.

Prior to March 31, 1999, $100 million Credit Facility dated March 27, 1998 between Hebdo Mag Inc., the lenders thereto and the Canadian Imperial Bank of Commerce.

                                                                   Schedule 6.5


                                 Existing Liens
                                 --------------

      Liens in connection with leases of office equipment incurred in the ordinary course of business.